SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) January 19, 2000



                            IMPERIAL INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


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              DELAWARE                                     1-7190                          65-0854631
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(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)
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            1259 Northwest 21st Street, Pompano Beach, Florida 33069
            --------------------------------------------------------
              (Address of principal executive office and Zip Code)



        Registrant's telephone number, including area code:  (954) 917-4114
                                                           ---------------------



                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 5

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Item 2.        Acquisition or Disposition of Assets.

               On January 19, 2000, Imperial Industries, Inc., a Delaware corporation, (the "Company"), through a wholly owned subsidiary Just-Rite Supply, Inc. ("Just-Rite") purchased certain of the assets and business of A & R Supply, Inc., a Florida corporation, A & R of Foley, Inc., a Florida corporation and A & R of Destin, Inc., a Florida corporation ("A & R"), effective January 1, 2000 pursuant to an Asset Purchase Agreement dated December 31, 1999 (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement.

               The assets purchased by the Company from A & R consist primarily of real estate, inventory, equipment, vehicles, machinery, furniture, fixtures, leasehold improvements and intangible assets used in connection with the distribution of building materials in North Florida and Alabama (the "Business").

               The purchase price for the Business amounted to $798,000 in cash, notes payable to A & R in the aggregate amount of $250,000.00, assumed liabilities of $372,000 and 225,000 shares of Company common stock, $.01 par value. In connection with the purchase price, Just-Rite executed $100,000 and $150,000 notes dated January 19, 2000 in favor of A & R. The $150,000 Note is payable without interest on April 19, 2000. The $100,000 note is payable principal and accrued interest at eight (8%) per annum on January 19, 2001.

               The consideration paid by the Company for A & R's assets and Business was determined in arms-length negotiations between representatives of the Company and A & R. The cash portion of the purchase price was paid from the cash on hand and available borrowings under the Company's revolving credit facility with a financial institution.

               Following the closing, Ronald A. Johnson entered into an employment agreement with Just-Rite, whereby Mr. Johnson serves as a Just-Rite Vice President and General Manager.

               Prior to the transaction, there was no material relationship between A & R, Mr. Johnson, their affiliates and the Company or affiliates thereof, except that A & R was a customer of the Company and its subsidiaries and a distributor of their products.

               The Company intends to operate the assets acquired in a similar manner as A & R utilized such assets prior to the transaction described herein.


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Item 7.        Financial Statements and Exhibits:

               (a) It is impractical to provide the required financial statements of A & R at the time this Current Report on Form 8-K is being filed. The required financial statements will be filed at such time as the financial statements became available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (b) It is impracticable to provide the pro forma consolidated financial statements of Imperial Industries, Inc. and A & R at the time this Current Report on Form 8-K is being filed. The required pro forma consolidated financial statements of Imperial Industries, Inc. and A & R will be filed at such time as the pro forma financial statements become available, but in no event later than sixty (60) days following the date that this Form 8-K is required to be filed.

               (c) Exhibits.

                       2.1 Asset Purchase Agreement entered into as of the 31st day of December, 1999 between Just-Rite Supply, Inc., a Florida corporation, Imperial Industries, Inc., a Delaware corporation, A & R Supply, Inc., a Florida corporation, A & R Supply of Foley, Inc., an Alabama corporation, A & R of Destin, Inc., a Florida corporation, Ronald A. Johnson, Rita E. Ward and Jaime
E. Granat.

                       2.2 Amendment to Asset Purchase Agreement entered into as of the 31st day of December, 1999 between Just-Rite Supply, Inc., a Florida corporation, Imperial Industries, Inc., a Delaware corporation, A & R Supply, Inc., a Florida corporation, A & R of Foley, Inc., a Florida corporation, A & R of Destin, Inc., a Florida corporation, Ronald A. Johnson, Rita E. Ward and Jaime E. Granat.

Certain related transaction documents attached to the Asset Purchase Agreement between the parties are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-X. The following is a list of the omitted exhibits and schedules to the Asset Purchase Agreement:

Disclosure Schedule
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               Exhibits
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               Allocation of Purchase Price.....................................................3.4

               Schedules
               ---------
               Assumed Liabilities..............................................................2.5
               Corporate documents..............................................................5.3
               Financial Statements.............................................................5.5
               Title to Assets..................................................................5.6
               Liabilities......................................................................5.7
               Business.........................................................................5.8
               Obligations to Affiliates........................................................5.9
               Title to Real Property..........................................................5.10
               Leased Properties...............................................................5.11
               Employee Benefit Plans..........................................................5.12
               Insurance Policies..............................................................5.15
               Contracts and Commitments.......................................................5.16
               Equipment, Furniture and Fixtures...............................................5.19
               Permits.........................................................................5.20
               Intangible Rights...............................................................5.21
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMPERIAL INDUSTRIES, INC., Delaware
                                       corporation




DATE:     February 3, 2000             By: /s/ Howard L. Ehler, Jr.
          ----------------                --------------------------------------
                                               HOWARD L. EHLER, JR.
                                               Executive Vice President

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                                  EXHIBIT INDEX


         2.1 Asset Purchase Agreement entered into as of the 31st day of December, 1999 between Just-Rite Supply, Inc., a Florida corporation, Imperial Industries, Inc., a Delaware corporation, A & R Supply, Inc., a Florida corporation, A & R Supply of Foley, Inc., an Alabama corporation, A & R of Destin, Inc., a Florida corporation, Ronald A. Johnson, Rita E. Ward and Jaime
E. Granat.

         2.2 Amendment to Asset Purchase Agreement entered into as of the 31st day of December, 1999 between Just-Rite Supply, Inc., a Florida corporation, Imperial Industries, Inc., a Delaware corporation, A & R Supply, Inc., a Florida corporation, A & R of Foley, Inc., a Florida corporation, A & R of Destin, Inc., a Florida corporation, Ronald A. Johnson, Rita E. Ward and Jaime E. Granat.

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